UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2012

CENTRAL FEDERAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25045	34-1877137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2923 Smith Road, Fairlawn, Ohio	44333	(330) 666-7979
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 17, 2012, the purpose of which was to consider and vote upon the individual matters as described below. The results of the voting were as follows:

1. The term of one of the Company’s five directors expired at the meeting. The director was re-elected by the stockholders for a three-year term expiring at the annual meeting in 2015. Results of the voting were as follows:

Nominee	For	Vote Withheld	Broker Non-votes
Jeffrey W. Aldrich	194,567	158,458	421,404

2. The approval of a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement.

For	Against	Abstain	Broker Non-votes
186,387	162,923	3,715	421,404

3. Ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012:

For	Against	Abstain
722,050	11,637	40,742

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: May 21, 2012	By:	/s/ Therese Ann Liutkus
Therese Ann Liutkus, CPA
President, Treasurer and Chief Financial Officer

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